Statements of Net Assets Available for Benefits - EBP 010 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan Interest in Ford Defined Contribution Plans Master Trust (Note 3)	$ 19,581,737	$ 17,236,375
Receivables:
Notes receivable from participants	75,882	70,429
Employee	23,976	22,885
Employer	18,949	17,714
Total receivables	118,807	111,028
Net Assets Available for Benefits	$ 19,700,544	$ 17,347,403